Exhibit 10.16

Lease Agreement

Lessor (Party A): Furong Investment Consulting (Shanghai) Co., Ltd

ID NO.: 91310000692972459J

Contact Number: 021-35316717

Lessee (Party B): CGL Flying Fish Logistics (Shanghai) Limited

ID NO.: 91310000717853078R

Contact Number: 021-35316728

Whereas Party A agrees to lease its legally owned office space, and Party B agrees to lease the said office space, both parties, in accordance with relevant laws, regulations, and provisions of the country, province, and city, have reached the following agreement through friendly negotiation:

Article 1: Basic Information of the Leased Premises

1.1 Party A leases to Party B the office space (hereinafter referred to as “the Premises”) located at Room l407/1408, Green International Plaza, No.275-8, East Guoding Road. Yangpu District, Shanghai, China

1.2 The Premises have a construction area of 221.56 square meters.

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Article 2: Purpose of Lease

Party B covenants that the Premises shall be used solely for office purposes. The purpose shall not be changed without the prior written consent of Party A.

Article 3: Lease Term

3.1 The Premises are leased from [May] [1], [2025] and ending on [April] [30], [2026]

3.2 Upon expiration of the lease term, Party A has the right to recover the Premises, and Party B shall return it on time. If Party B wishes to renew the lease, it shall provide written notice to Party A [One] months prior to the expiration of the lease term. Upon Party A’s consent, both parties shall execute a new lease agreement.

Article 4: Rent and Payment Method

4.1 The monthly rent for the Premises is RMB [21700] Yuan (In words: [RMB Twenty-one thousand seven hundred yuan]).

4.2 Payment Method: Party B shall pay the rent for the current [month] to the designated account of Party A before the [30] day of each [month/quarter/year]:

Bank: Industrial and Commercial Bank of China, Shanghai Kongjiang Road Branch

(Account Name): Furong Investment Consulting (Shanghai) Co., Ltd

(Account Number): 1001264709000009761

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Article 5: Security Deposit

5.1 Party B shall pay Party A a security deposit of RMB [21700] Yuan (In words: [RMB Twenty-one thousand seven hundred yuan]) within [5] days from the signing of this Agreement.

5.2 Upon expiration of the lease term or termination of this Agreement, the security deposit, after deducting any expenses payable by Party B (including but not limited to unpaid rent, fees, default penalties, compensation for damages, etc.), shall be refunded to Party B without interest within [5] days after Party B returns the Premises.

Article 6: Other Expenses

During the lease term, the responsibility for various expenses related to the Premises is as follows:

6.1 Property management fee shall be borne by [Party B];

6.2 Water, electricity, gas, heating, air conditioning, and other utilities shall be borne by [Party B];

6.3 Telephone, internet, and other communication fees shall be borne by [Party B];

6.4 Other expenses: [e.g., Interior cleaning fee shall be borne by Party B].

Article 7: Delivery and Return of the Premises

7.1 Party A shall deliver the Premises to Party B before [April] [30], [2024], and shall ensure that the facilities and equipment are in good working order at the time of delivery.

7.2 Party B shall return the Premises to Party A within [5] days after the expiration of the lease term or termination of this Agreement, and shall ensure that the Premises and its facilities and equipment are in good condition (fair wear and tear excepted).

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Article 8: Amendment and Termination of the Agreement

8.1 Both parties may amend or terminate this Agreement in writing upon mutual consent.

8.2 Party A has the right to terminate this Agreement unilaterally and recover the Premises under any of the following circumstances:

(1) Party B fails to pay rent or other expenses for more than [30] days after the due date;

(2) Party B changes the purpose of the Premises without authorization;

(3) Party B alters, dismantles, or damages the main structure of the Premises without authorization;

(4) Party B uses the Premises for illegal activities.

8.3 Party B has the right to terminate this Agreement unilaterally under any of the following circumstances:

(1) Party A delays delivering the Premises for more than [10] days;

(2) The Premises delivered by Party A seriously fail to conform to the agreed conditions or have major quality issues, affecting Party B’s normal use.

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Article 9: Liability for Breach of Contract

9.1 If Party A fails to deliver the Premises on time, it shall pay Party B a default penalty at the rate of [0.3]% of the monthly rent for each day of delay.

9.2 If Party B fails to pay the rent on time, it shall pay Party A a default penalty at the rate of [0.3]% of the overdue rent for each day of delay.

9.3 If either party breaches this Agreement, rendering it unable to continue performance, the breaching party shall pay the non-breaching party a default penalty equivalent to [One] months’ rent.

Article 10: Force Majeure

Neither party shall be held liable for failure to perform this Agreement due to force majeure events.

Article 11: Dispute Resolution

Any disputes arising from the performance of this Agreement shall be resolved through friendly negotiation between the parties. If negotiation fails, either party may bring a lawsuit to the People’s Court where the Premises are located.

Article 12: Miscellaneous

12.1 Matters not covered in this Agreement may be agreed upon separately by both parties through a supplementary agreement, which shall have the same legal effect as this Agreement.

12.2 The appendices to this Agreement form an integral part of this Agreement and have the same legal effect.

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12.3 This Agreement is executed in [Two] counterparts, with Party A and Party B each holding [One] counterparts, all having equal legal effect.

12.4 This Agreement shall become effective upon signature and seal by both parties.

(No text below this line)

甲方（盖章）：Party A (Seal):

签署人 (Signatory): ______________

（法定代表人或有授权代表）

(Legal Representative or Authorized Representative)

日期 (Date): 2024.4.30

乙方（盖章）：Party B (Seal):

签署人 (Signatory): ______________

（法定代表人或有授权代表）

(Legal Representative or Authorized Representative)

日期 (Date): 2024.4.30

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